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                                                                Exhibit 23(c)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement of Form S-4 (Registration No. 333-46435) of our report dated February 10, 1998, on our audits of the financial statements of Continental Radio Broadcasting, L.L.C. We also consent to the reference to our Firm under the caption "Experts".


Coopers & Lybrand L.L.P.

Cincinnati, Ohio

May 6, 1998